Exhibit 10.6

ALLONGE AND

EIGHTH AMENDMENT

TO

AMENDED AND RESTATED CONVERTIBLE

PROMISSORY NOTE

This Allonge and Eighth Amendment to Amended and Restated Convertible Promissory Note (this “Amendment”) by and between UniverXome Bioengineering, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, and Juvenescence Limited, a company incorporated in the Isle of Man (“Lender”) is effective as of May 8, 2024 (“Effective Date”).

WHEREAS, Borrower and Lender entered into the Amended and Restated Convertible Promissory Note, dated February 9, 2023 (as modified by that certain First Amendment to Amended and Restated Convertible Promissory Note, dated as of March 13, 2023, that certain Allonge and Second Amendment to Amended and Restated Convertible Promissory Note, dated as of May 9, 2023, that certain Third Amendment to Amended and Restated Convertible Promissory Note, dated as of June 2, 2023, that certain Fourth Amendment to Amended and Restated Convertible Promissory Note, dated as of July 21, 2023, that certain Allonge and Fifth Amendment to Amended and Restated Convertible Promissory Note, dated as of November 9, 2023, that certain Sixth Amendment to Amended and Restated Convertible Promissory Note, dated as of February 9, 2024, that certain Allonge and Seventh Amendment to Amended and Restated Convertible Promissory Note, dated as of March 26, 2024, that certain Agreement with Respect to Convertible Notes, dated as of March 26, 2024, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, prior to giving effect to this Allonge, a principal amount of $9,300,000.00 is outstanding under the Note;

WHEREAS, Lender has agreed to provide an increase in the Incremental Commitment in the aggregate amount of $525,000 to Borrower, and (ii) extend the Repayment Date, subject to satisfaction of the conditions set forth in Section 4 hereof; and

WHEREAS, Borrower and Lender wish to amend the Note in order to evidence the increase in the Incremental Commitment and effect certain other amendments to the Note as contemplated herein, in each case, subject to the satisfaction of the conditions set forth in Section 4 hereof.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Note.

2. Amendments to the Note. Effective as of the Eighth Amendment Effective Date, the Note shall be amended as follows:

(a)	Section 1.1 of the Note is hereby amended by adding the following defined terms in proper alphabetical order:

““Eighth Amendment Effective Date” means May 8, 2024.”

(b)	the definition of Incremental Availability Period is hereby amended and restated in its entirety to read as follows:

““Incremental Availability Period” means (i) with respect to Incremental Commitments pursuant to clause (i) of the definition thereof, the period starting on the Restatement Date and ending on the date falling three (3) calendar months after the Restatement Date, (ii) with respect to Incremental Commitments pursuant to clause (ii) of the definition thereof, October 31, 2023 (as may be extended by the Lender in its sole discretion, (iii) with respect to Incremental Commitments pursuant to clause (iii) of the definition thereof, on or after the Fifth Amendment Effective Date until the Repayment Date, (iv) with respect to Incremental Commitments pursuant to clause (iv) of the definition thereof, on or after the Seventh Amendment Effective Date until the Repayment Date, and (v) with respect to Incremental Commitments pursuant to clause (v) of the definition thereof, on or after the Eighth Amendment Effective Date until the Repayment Date.”

(c)	the definition of Incremental Commitment is hereby amended and restated in its entirety to read as follows:

““Incremental Commitment” means the commitment of the Lender to make Advances under this Note from time to time (i) on and after the Restatement Date in an amount not to exceed $2,000,000 (which amount, as of the Second Amendment Effective Date, has been fully drawn), (ii) on and after the Second Amendment Effective Date, in an additional amount not to exceed $4,000,000 (which amount, as of the Fifth Amendment Effective Date, has been fully drawn), (iii) on and after the Fifth Amendment Effective Date, in an additional amount not to exceed $4,400,000, (iv) on and after the Seventh Amendment Effective Date, in an additional amount not to exceed $2,400,000, and (v) on and after the Eighth Amendment Effective Date, in an additional amount not to exceed $525,000.”

(d)	the definition of Repayment Date is hereby amended and restated in its entirety to read as follows:

““Repayment Date” means December 31, 2024.”

3. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effective of this Amendment.

(a)	The Lender shall have received a duly executed copy of this Amendment.

(b)	No Default or Event of Default has occurred and is continuing on the Eighth Amendment Effective Date.

(c)	The representations and warranties as set out in Part B of Schedule 2 of the Note made by the Borrower shall be true and correct in all material respects on and as of the Eighth Amendment Effective Date, except to the extent any such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that any such representation and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects after giving effect to such qualification).

4. Limited Effect; Reaffirmation. The Lender, Borrower and each Guarantor hereby (i) acknowledges and reaffirms its obligations as set forth in each Loan Document and (ii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in each Loan Document, which remain in full force and effect (in the case of the Note, as amended by Section 2 hereto). The Borrower and each Guarantor ratifies, confirms and reaffirms that the security interest granted to the Lender pursuant to the Loan Documents in all of their right, title and interest in all then existing or thereafter acquired or arising Collateral in order to secure prompt payment and performance of the obligations of the Borrower under the Note and the Loan Documents (collectively, the “Obligations”) is continuing and is unimpaired and continues to constitute a first priority security interest in favor of the Lender with the same force, effect and priority in effect both immediately prior to and after entering into this Agreement and the other Loan Documents entered into on or as of the date hereof, except with respect to any Collateral as to which Lender has released its security interest in accordance with the terms herein or contained in the Security Agreement. The Borrower and each Guarantor acknowledges and reaffirms that the Lender’s security interest in the Collateral has attached and continues to attach to all such Collateral, except with respect to any Collateral as to which Lender has released its security interest in accordance with the terms herein or contained in the Security Agreement, and no further actions taken on or immediately prior to the date hereof, on the part of the Lender or the Borrower, is necessary to continue such security interest. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Note or the other Loan Documents. For the avoidance of doubt, the parties agree that nothing in this Amendment is intended to, nor shall it, waive, release, terminate, modify, amend, alter, change, or otherwise affect the rights and obligations of the parties to the Agreement with Respect to Convertible Notes dated March 26, 2024, and that the Agreement with Respect to Convertible Notes dated March 26, 2024 shall remain in full force and effect.

5. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Borrower and Lender and the Guarantors, and each of their respective successors and assigns.

6. Loan Document. This Amendment shall constitute a “Loan Document” for all purposes under the Note and the other Loan Documents.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8. Further Assurances. Borrower and the Guarantors agree to take such actions requested by Lender as are necessary or desirable to further evidence the modifications set forth in this Amendment, including, without limitation, issuing an amended and restated note or amending other Loan Documents to give effect to or facilitate such modifications if requested by Lender.

9. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Borrower:		Lender:

UNIVERXOME, INC.		JUVENESCENCE LIMITED

By:	/s/ Steve Ledger	By:	/s/ David Gill
Name:	Steve Ledger	Name:	David Gill
Title:	Interim Chief Executive Officer	Title:	Authorized Signatory

[Signature Page to Allonge and Eighth Amendment to Amended and Restated Convertible Promissory Note]

ACKNOWLEDGED AND AGREED
as of the date first above written

REVERSE BIOENGINEERING, INC.

By:	/s/ Steve Ledger
Name:	Steve Ledger
Title:	Interim Chief Executive Officer

RECYTE THERAPEUTICS, INC.

By:	/s/ Steve Ledger
Name:	Steve Ledger
Title:	Interim Chief Executive Officer

[Signature Page to Allonge and Eighth Amendment to Amended and Restated Convertible Promissory Note]